MERRILL LYNCH
BASIC VALUE
FUND, INC.





FUND LOGO





Annual Report

June 30, 1997






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS


Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the quarter ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was confirmed further shortly after the quarter's close when, as widely expected, the Federal Reserve Board (FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. The unmanaged Standard & Poor's 500 Composite Average, led by its 50 largest issues (in terms of stock market capitalization), generated a +17.43% total return for the second quarter of 1997. A slight decline in interest rates during the quarter resulted in a modest positive total return for US fixed-income investments.

Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

The US dollar continued to be strong relative to other currencies. In Europe, investors are uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived most favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

Portfolio Matters
Security purchases during the second quarter of 1997 amounted to $384 million, while equity sales totaled $342 million. Most of the purchases were accomplished early in the June quarter, when the stock market was in the midst of a price correction of about 10%, the largest decline in equity values in about six years. The ensuing recovery in stock prices was dramatic, and the bulk of the sales occurred late in the quarter ended June 30, 1997.

Price volatility during the June quarter was extreme, about 20% for the stock market averages from the low in April to the late June high. These wide price swings led to our both buying and selling some of the same stocks during the quarter, an unusual occurrence for the Fund. We added to Citicorp, Deere & Company, Ford Motor Co., Ingersoll-Rand Co., International Business Machines Corp., International Paper Co. and Merck & Co., Inc. during the early quarter weakness, and also sold portions of each on subsequent late quarter strength. The gains on these transactions averaged a 16% profit.

Virtually all of the quarterly purchases were additions to existing positions. In all, we added to 29 holdings with the largest purchases in Wells Fargo & Company, Citicorp, du Pont (E.I.) de Nemours & Co., Ameritech Corporation and Digital Equipment Corp. Banks were our largest industry commitments, accounting for 29% of purchases. We added to each of our four bank holdings on price weakness related to interest rate concerns, which have failed to materialize thus far.

On the sell side, we reduced positions in 17 holdings including the aforementioned seven securities that we both bought and sold during the volatile June quarter. Our largest sale was a continuing reduction in Texas Instruments, Inc. We also cut back further in Philip Morris Companies Inc. Overall, on the cumulative second quarter sales, we recorded profits of over 100%.


Fiscal Year in Review
The Fund provided shareholders with a favorable and highly competitive total return for the 1997 fiscal year, but underperformed relative to the S&P 500 Index.

On average our ten largest holdings, which account for 26% of the portfolio, substantially outperformed the market with an average 51% gain for the 12 months ended June 30, 1997. There is, of course, a bias toward the largest positions, as successful stocks tend to become major positions. A case in point is Philips Electronics N.V. which more than doubled in price during the fiscal year and went from the Fund's twentieth largest holding to the seventh. Nonetheless, the ten largest equities contributed substantially, with eight out of ten beating the market averages.

Energy, our largest industry commitment at 17% of the portfolio, generally performed well, with most of the largest positions handily outperforming the market. Insurance stocks, at 7% of the portfolio, were well above-average contributors, especially the two largest:
The Allstate Corp. and Travelers Inc.

Our defensive high-yielding issues, such as electric utilities and telephones, generally underperformed the market and impeded performance. Also, our cash position of 15% of net assets on average negatively impacted performance in the recent strong equity environment.

For the fiscal year ended June 30, 1997, we purchased $1.6 billion in equities and sold $950 million, a difference of $650 million. New money invested in the Fund totaled $945 million. Our cash position declined to 13.4% of net assets at fiscal year-end from 18.7% at June 30, 1996. Total Fund assets increased to $10.2 billion from $7.5 billion a year earlier.


Twenty Year Anniversary
Merrill Lynch Basic Value Fund, Inc. completed its twentieth year of operations on June 30, 1997. Fund assets at inception were $82 million, and the initial offering was considered a success. It took almost ten years to reach the first billion dollar mark (February 6, 1987). As the popularity of mutual funds accelerated, so did the Fund's growth. Assets have more than tripled in the past four years ($3.4 billion on June 28, 1993), and have doubled in a little more than two years ($5 billion on April 21, 1995).

Clearly, the explosive growth of mutual fund assets has been a significant ingredient in the unprecedented stock market advance of recent years. And while the Fund's growth has not been unique, what is somewhat unusual is that the two signatures at the end of this report are the same as they were 20 years ago.


In Conclusion
Thank you for your investment in Merrill Lynch Basic Value Fund,
Inc., and we look forward to reviewing our outlook and strategy again in our upcoming quarterly report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Paul M. Hoffmann)
Paul M. Hoffmann
Vice President and Portfolio Manager


July 29, 1997


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                            12 Month      3 Month
                                                     6/30/97      3/31/97     6/30/96       % Change      % Change
ML Basic Value Fund Class A Shares*                   $36.50       $31.89      $30.22       +26.58%(1)     +14.46%
ML Basic Value Fund Class B Shares*                    35.89        31.44       29.76       +26.46(1)      +14.15
ML Basic Value Fund Class C Shares*                    35.59        31.18       29.56       +26.30(1)      +14.14
ML Basic Value Fund Class D Shares*                    36.42        31.84       30.16       +26.56(1)      +14.38
Dow Jones Industrial Average**                      7,672.79     6,583.48    5,654.63       +35.69         +16.55
Standard & Poor's 500 Index**                         885.14       757.12      670.63       +31.99         +16.91
ML Basic Value Fund Class A Shares--Total Return*                                           +29.95(2)      +14.46
ML Basic Value Fund Class B Shares--Total Return*                                           +28.61(3)      +14.15
ML Basic Value Fund Class C Shares--Total Return*                                           +28.60(4)      +14.14
ML Basic Value Fund Class D Shares--Total Return*                                           +29.65(5)      +14.38
Dow Jones Industrial Average--Total Return**                                                +38.54         +17.09
Standard & Poor's 500 Index--Total Return**                                                 +34.65         +17.43

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.392 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.805 per share ordinary income dividends and $1.392 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.510 per share ordinary income dividends and $1.392 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.540 per share ordinary income dividends and $1.392 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.736 per share ordinary income dividends and $1.392 per share capital gains distributions.

Total Return Based on a $10,000 Investment

Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                           6/87            6/97

ML Basic Value Fund, Inc.++--
Class A Shares*                          $ 9,475         $33,053

S&P 500 Index++++                        $10,000         $39,281


Class B Shares

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                        10/21/88**         6/97

ML Basic Value Fund, Inc.++--
Class B Shares*                          $10,000         $29,929

S&P 500 Index++++                        $10,000         $40,118


Class C & Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                         10/21/94**        6/97

ML Basic Value Fund, Inc.++--
Class C Shares*                          $10,000         $17,643

ML Basic Value Fund, Inc.++--
Class D Shares*                          $ 9,475         $17,078

S&P 500 Index++++                        $10,000         $20,253

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Basic Value Fund, Inc. invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
++++This unmanaged broad-based Index is comprised of common stocks.

Past performance is not predictive of future performance.





PERFORMANCE DATA (continued)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +29.95%        +23.13%
Five Years Ended 6/30/97                  +18.99         +17.71
Ten Years Ended 6/30/97                   +13.31         +12.70

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC      With CDSC**

Class B Shares*

Year Ended 6/30/97                        +28.61%        +24.61%
Five Years Ended 6/30/97                  +17.78         +17.78
Inception (10/21/88) through 6/30/97      +13.44         +13.44

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                       Without CDSC      With CDSC**

Class C Shares*

Year Ended 6/30/97                        +28.60%        +27.60%
Inception (10/21/94)
through 6/30/97                           +23.50         +23.50

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +29.65%        +22.84%
Inception (10/21/94)
through 6/30/97                           +24.48         +22.01

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Performance Summary--Class A Shares
                                    Net Asset Value     Capital Gains
Period Covered                    Beginning    Ending    Distributed   Dividends Paid*  % Change**
7/1/77--12/31/77                   $ 9.60      $ 9.91          --            --           + 3.23%
1978                                 9.91        9.61       $ 0.270       $ 0.490         + 4.65
1979                                 9.61       11.46         0.460         0.550         +31.24
1980                                11.46       12.46         0.940         0.600         +23.92
1981                                12.46       10.62         1.370         0.690         + 1.12
1982                                10.62       12.28         0.310         0.680         +28.25
1983                                12.28       14.31         0.920         0.610         +30.52
1984                                14.31       13.38         1.130         0.680         + 7.08
1985                                13.38       15.79         1.020         0.640         +32.17
1986                                15.79       17.06         0.860         0.580         +17.86
1987                                17.06       15.75         1.338         0.973         + 4.36
1988                                15.75       17.90         0.655         0.749         +22.73
1989                                17.90       19.94         0.226         0.872         +17.54
1990                                19.94       16.09         0.303         0.969         -13.07
1991                                16.09       19.36         0.272         0.772         +27.23
1992                                19.36       20.34         0.325         0.680         +10.36
1993                                20.34       23.37         0.726         0.702         +22.16
1994                                23.37       22.35         0.784         0.692         + 1.97
1995                                22.35       28.31         0.511         0.820         +32.90
1996                                28.31       31.00         1.392         0.805         +17.81
1/1/97--6/30/97                     31.00       36.50          --            --           +17.74
                                                            -------       -------
                                                      Total $13.812 Total $13.554

                                                Cumulative total return as of 6/30/97: +1,993.11%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



PERFORMANCE DATA (continued)


Performance Summary--Class B Shares
                                    Net Asset Value     Capital Gains
Period Covered                    Beginning    Ending    Distributed   Dividends Paid*  % Change**
10/21/88--12/31/88                 $18.78      $17.89        $0.352        $0.361         - 0.91%
1989                                17.89       19.83         0.226         0.756         +16.33
1990                                19.83       16.01         0.303         0.781         -13.92
1991                                16.01       19.25         0.272         0.583         +25.91
1992                                19.25       20.21         0.325         0.481         + 9.24
1993                                20.21       23.19         0.726         0.484         +20.93
1994                                23.19       22.15         0.784         0.464         + 0.88
1995                                22.15       28.02         0.511         0.571         +31.60
1996                                28.02       30.63         1.392         0.510         +16.58
1/1/97--6/30/97                     30.63       35.89          --            --           +17.17
                                                             ------        ------
                                                       Total $4.891  Total $4.991

                                                  Cumulative total return as of 6/30/97: +199.29%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                                    Net Asset Value     Capital Gains
Period Covered                    Beginning    Ending    Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $22.92      $22.07        $0.099        $0.329         - 1.81%
1995                                22.07       27.84         0.511         0.639         +31.59
1996                                27.84       30.38         1.392         0.540         +16.56
1/1/97--6/30/97                     30.38       35.59          --            --           +17.15
                                                             ------        ------
                                                       Total $2.002  Total $1.508

                                                   Cumulative total return as of 6/30/97: +76.43%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                    Net Asset Value     Capital Gains
Period Covered                    Beginning    Ending    Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $23.19      $22.35        $0.099        $0.353         - 1.64%
1995                                22.35       28.29         0.511         0.770         +32.57
1996                                28.29       30.96         1.392         0.736         +17.50
1/1/97--6/30/97                     30.96       36.42          --            --           +17.64
                                                             ------        ------
                                                       Total $2.002  Total $1.859

                                                   Cumulative total return as of 6/30/97: +80.23%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.




PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% current sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on July 1, 1977 to $19,832.22 on June 30, 1997.



PORTFOLIO INFORMATION

                                           Percent of
Ten Largest Stock Holdings                 Net Assets

International Business Machines Corp.         3.5%
Citicorp                                      3.0
Exxon Corp.                                   2.8
Mobil Corp.                                   2.7
Royal Dutch Petroleum Co. (ADR)               2.7
Deere & Company                               2.4
Philips Electronics N.V. (ADR)                2.2
duPont (E.I.) de Nemours & Co.                2.2
The Allstate Corp.                            2.1
Ford Motor Co.                                2.1

Portfolio Changes for the Quarter
Ended June 30, 1997

 Addition
*Hartford Life, Inc. (Class A)

 Deletions
 The Energy Group PLC (ADR)
*Hartford Life, Inc. (Class A)

*Added and deleted in the same quarter.



SCHEDULE OF INVESTMENTS
                            Shares                                                                   Value       Percent of
Industry                     Held               Stocks                            Cost             (Note 1a)     Net Assets
Low Price to Book Value

Metals/Non-Ferrous         1,400,000      ASARCO Inc.                      $   36,667,971      $    42,875,000         0.4%
Savings & Loans            1,900,000      Ahmanson (H.F.) & Co.                41,425,084           81,700,000         0.8
Insurance                  2,500,000      American General Corp.               54,530,936          119,375,000         1.2
Insurance                    260,000      American National
                                          Insurance Co.                         9,749,442           22,685,000         0.2
Steel                      4,900,000    ++Bethlehem Steel Corp.                66,610,783           51,143,750         0.5
Restaurants                3,900,000      Darden Restaurants, Inc.             36,505,673           35,343,750         0.3
Information Processing     4,200,000    ++Digital Equipment Corp.             160,300,507          148,837,500         1.5
Utilities--Electric        2,700,000      Entergy Corp.                        62,093,373           73,912,500         0.7
Retail                     3,300,000    ++Federated Department Stores, Inc.    93,481,549          114,675,000         1.1
Entertainment              1,250,000      The Hartford Financial
                                          Services Group Inc.                  31,155,644          103,437,500         1.0
Insurance                  2,100,000    ++ITT Corp.                            76,665,244          128,231,250         1.3
Chemicals                    800,000      Imperial Chemical Industries
                                          PLC (ADR)*                           45,969,824           45,500,000         0.4
Paper & Forest Products    3,400,000      International Paper Co.             115,795,809          165,112,500         1.6
Retail                     4,400,000    ++Kmart Corporation                    53,717,379           53,900,000         0.5
Insurance                  1,400,000      PartnerRe Holdings Ltd.              29,498,937           53,375,000         0.5
Trucking                   1,000,000      Scania AB (Class A) (ADR)*           28,093,817           29,625,000         0.3
Trucking                     500,000      Scania AB (Class B) (ADR)*           13,565,869           14,875,000         0.1
Beverages                  2,200,000      The Seagram Company Ltd.             73,951,621           88,550,000         0.9
Information Processing     2,800,000    ++Tandem Computers Inc.                34,929,327           56,700,000         0.6
Telecommunications         1,600,000      Telefonica de Espana
                                          S.A. (ADR)*                          63,336,735          138,000,000         1.3
Telecommunications         2,000,000    ++U S West Media Group, Inc.           29,542,902           40,500,000         0.4
Steel                      3,150,000      USX--US Steel Group, Inc.            94,976,906          110,446,875         1.1
Banking                      400,000      Wells Fargo & Company                69,745,372          107,800,000         1.1
                                                                           --------------      ---------------       ------
                                                                            1,322,310,704        1,826,600,625        17.8

Below-Average Price/Earnings Ratio

Insurance                  3,000,000      The Allstate Corp.                   65,873,114          219,000,000         2.1
Banking                    2,500,000      Citicorp                             99,909,139          301,406,250         3.0
Farm & Construction
  Equipment                4,500,000      Deere & Company                     103,532,247          246,937,500         2.4
Capital Goods              1,400,000      Eaton Corp.                          72,067,416          122,237,500         1.2
Automotive                 5,600,000      Ford Motor Co.                      162,471,869          211,400,000         2.1
Automotive                 2,900,000      General Motors Corp.                133,442,048          161,493,750         1.6
Conglomerates                650,000      Hanson PLC (ADR)*                    27,719,944           16,250,000         0.2
Chemicals                  2,300,000      Hercules Inc.                        55,427,706          110,112,500         1.1
Machinery                  3,650,000      ITT Industries Inc.                  71,862,095           93,987,500         0.9
Information Processing     4,000,000      International Business
                                          Machines Corp.                      157,901,659          360,750,000         3.5
Semiconductors             1,000,000      Micron Technology, Inc.              26,042,512           39,937,500         0.4
Banking                    2,400,000      NationsBank Corp.                    55,256,525          154,800,000         1.5
Banking                    3,700,000      Norwest Corp.                        87,114,122          208,125,000         2.0
Tobacco                    2,100,000      Philip Morris Companies Inc.         52,019,250           93,187,500         0.9
Electrical Equipment       3,150,000      Philips Electronics N.V.
                                          (ADR)*                               79,068,977          226,406,250         2.2
Retail                     3,450,000      Sears, Roebuck & Co.                 84,545,051          185,437,500         1.8
Electronics                1,500,000      Tektronix, Inc.                      58,632,719           90,000,000         0.9
Insurance                  3,000,000      Travelers Inc.                       53,675,700          189,187,500         1.9
Chemicals                  2,400,000      Union Carbide Corp.                  75,165,781          112,950,000         1.1
Information Processing     5,600,000    ++Unisys Corp.                         60,913,547           42,700,000         0.4
Retail Apparel             4,000,000    ++Woolworth Corp.                      55,901,671           96,000,000         0.9
                                                                           --------------      ---------------       ------
                                                                            1,638,543,092        3,282,306,250        32.1


SCHEDULE OF INVESTMENTS (continued)
                            Shares                                                                   Value       Percent of
Industry                     Held               Stocks                            Cost             (Note 1a)     Net Assets
Above-Average Yield

Telecommunications         1,600,000      Ameritech Corporation                97,056,262          108,700,000         1.1
Telecommunications         3,500,000      AT&T Corp.                          126,232,242          122,718,750         1.2
Oil--Domestic              2,200,000      Atlantic Richfield Co.              118,680,060          155,100,000         1.5
Real Estate Investment
  Trust                      700,000      Avalon Properties, Inc.              14,156,990           20,037,500         0.2
Telecommunications         1,550,000      Bell Atlantic Corp.                  80,362,277          117,606,250         1.2
Oil--International         1,936,476      The British Petroleum Co.
                                          PLC (ADR)* (a)                       60,259,699          144,993,640         1.4
Utilities--Electric        1,550,000      CINergy Corp.                        41,274,637           53,959,375         0.5
Oil--International         2,580,000      Chevron Corp.                       110,551,043          190,758,750         1.9
Utilities--Electric        1,650,000      Consolidated Edison Co. of
                                          New York, Inc.                       39,941,210           48,571,875         0.5
Utilities--Electric          637,500      DPL Inc.                              6,204,369           15,698,437         0.2
Telecommunications         3,500,000      GTE Corp.                           115,931,380          153,562,500         1.5
Foods/Food Processing      1,450,000      General Mills, Inc.                  67,972,787           94,431,250         0.9
Real Estate Investment
  Trust                      440,000      Irvine Apartment Communities,
                                          Inc.                                  7,185,399           12,980,000         0.1
Real Estate Investment
  Trust                      900,000      Liberty Property Trust               17,601,647           22,387,500         0.2
Real Estate Investment
  Trust                      500,000      The Mills Corp.                      10,505,625           13,843,750         0.1
Oil--International         4,000,000      Mobil Corp.                         133,447,548          279,500,000         2.7
Utilities--Electric        1,200,000      NIPSCO Industries, Inc.              27,387,777           49,575,000         0.5
Oil--Domestic              4,100,000      Occidental Petroleum Corp.           89,048,665          102,756,250         1.0
Utilities--Electric        2,300,000      PECO Energy Co.                      56,524,092           48,300,000         0.5
Utilities--Electric        1,800,000      Public Service Enterprise
                                          Group Inc.                           48,476,636           45,000,000         0.4
Real Estate Investment
  Trust                    1,600,000      Simon DeBartolo Group, Inc.          33,364,089           51,200,000         0.5
Real Estate Investment
  Trust                      500,000      Summit Properties Inc.                9,245,900           10,312,500         0.1
Oil--International         1,800,000      Texaco Inc.                         127,207,623          195,750,000         1.9
Utilities--Electric        2,150,000      Texas Utilities Co.                  74,186,490           74,040,625         0.7
Telecommunications         3,000,000      U S West Communications
                                          Group                                77,072,442          113,062,500         1.1
                                                                           --------------      ---------------       ------
                                                                            1,589,876,889        2,244,846,452        21.9

Special Situations

Pharmaceuticals            2,000,000      Bristol-Myers Squibb Co.             57,174,206          162,000,000         1.6
Information Processing     1,400,000    ++Data General Corp.                   18,155,547           36,400,000         0.4
Oil Services & Equipment   3,400,000      Dresser Industries, Inc.             79,584,474          126,650,000         1.2
Chemicals                  3,500,000      duPont (E.I.) de Nemours & Co.      146,745,137          220,062,500         2.2
Oil--International         4,600,000      Exxon Corp.                         156,573,580          282,900,000         2.8
Machinery                  2,400,000      Ingersoll-Rand Co.                   83,867,995          148,200,000         1.4
Pharmaceuticals            1,625,000      Merck & Co., Inc.                    54,465,787          168,187,500         1.6
Oil--International         5,000,000      Royal Dutch Petroleum
                                          Co. (ADR)*                          101,368,943          271,875,000         2.7
Semiconductors               750,000      Texas Instruments, Inc.              35,731,664           63,046,875         0.6
Pharmaceuticals              440,000      Zeneca Group PLC (ADR)*              12,980,000           43,615,000         0.4
                                                                           --------------      ---------------       ------
                                                                              746,647,333        1,522,936,875        14.9

                                          Total Stocks                      5,297,378,018        8,876,690,202        86.7

SCHEDULE OF INVESTMENTS (continued)
                             Face                                                                  Value         Percent of
                            Amount              Issue                            Cost            (Note 1a)       Net Assets
Short-Term Securities

Commercial Paper**                        ARCO British Ltd.:
                        $ 20,000,000         5.56% due 7/14/1997           $   19,956,756      $    19,956,756         0.2%
                          30,000,000         5.56% due 7/23/1997               29,893,433           29,893,433         0.3
                          28,000,000      Atlantic Asset Securitization
                                          Corporation, 5.56% due 7/11/1997     27,952,431           27,952,431         0.2
                          60,000,000      CXC Inc., 5.55% due 7/22/1997        59,796,500           59,796,500         0.6
                          40,000,000      Ciesco L.P., 5.50% due 7/17/1997     39,896,111           39,896,111         0.4
                          39,200,000      Clipper Receivables Corp.,
                                          5.55% due 7/02/1997                  39,187,913           39,187,913         0.4
                          50,000,000      Corporate Receivables Corp.,
                                          5.55% due 7/15/1997                  49,884,375           49,884,375         0.5
                          50,000,000      Countrywide Home Loans,
                                          5.56% due 7/21/1997                  49,837,833           49,837,833         0.5
                          50,000,000      Eureka Securitization PLC,
                                          5.58% due 8/01/1997                  49,752,000           49,752,000         0.5
                          20,000,000      Exxon Imperial US, Inc.,
                                          5.50% due 7/17/1997                  19,948,056           19,948,056         0.2
                                          Falcon Asset Securitization
                                          Corp.:
                          53,450,000         5.55% due 7/17/1997               53,309,916           53,309,916         0.5
                          30,000,000         5.55% due 7/25/1997               29,884,375           29,884,375         0.3
                          40,000,000      GTE Corporation, 5.59% due
                                          7/09/1997                            39,944,100           39,944,100         0.4
                                          General Motors Acceptance Corp.:
                          69,166,000         6.25% due 7/01/1997               69,153,992           69,153,992         0.7
                          60,000,000         5.53% due 7/09/1997               59,917,050           59,917,050         0.6
                          84,000,000         5.56% due 7/22/1997               83,714,587           83,714,587         0.8
                         100,000,000      Goldman Sachs Group, 5.57% due
                                          7/02/1997                            99,969,056           99,969,056         1.0
                          75,000,000      International Securitization
                                          Corp., 5.61% due 7/14/1997           74,836,375           74,836,375         0.7
                                          Lehman Brothers Holdings, Inc.:
                          50,000,000         5.67% due 7/11/1997               49,913,375           49,913,375         0.5
                          50,000,000         5.63% due 8/08/1997               49,695,042           49,695,042         0.5
                          41,015,000      Lexington Parker, Inc., 5.58%
                                          due 8/19/1997                        40,697,134           40,697,134         0.4
                          45,424,000      MetLife Funding Corp., 5.55% due
                                          7/01/1997                            45,416,997           45,416,997         0.4
                          25,000,000      Morgan Stanley Group Inc.,
                                          5.58% due 8/08/1997                  24,848,875           24,848,875         0.2
                          20,000,000      NYNEX Corporation, 5.535% due
                                          7/18/1997                            19,944,650           19,944,650         0.2
                                          Preferred Receivable Funding
                                          Corp.:
                          50,000,000         5.54% due 7/17/1997               49,869,194           49,869,194         0.5
                          50,000,000         5.56% due 7/23/1997               49,822,389           49,822,389         0.5
                          29,300,000         5.55% due 7/24/1997               29,191,590           29,191,590         0.3
                          35,000,000         5.57% due 7/30/1997               34,837,542           34,837,542         0.3
                          17,200,000      Southwestern Bell Capital Corp.,
                                          5.51% due 7/23/1997                  17,139,451           17,139,451         0.2
                                                                           --------------      ---------------       ------
                                                                            1,308,211,098        1,308,211,098        12.8

SCHEDULE OF INVESTMENTS (concluded)
                             Face                                                                  Value         Percent of
                            Amount              Issue                            Cost            (Note 1a)       Net Assets
Short-Term Securities (concluded)

US Government & Agency   $20,000,000      Federal Home Loan Banks,
Obligations**                             5.42% due 8/08/1997              $   19,882,567      $    19,882,567         0.2%
                          33,000,000      Federal Home Loan Mortgage
                                          Corp., 5.41% due 7/15/1997           32,925,613           32,925,613         0.3
                           6,000,000      Federal National Mortgage
                                          Association, 5.43% due 7/25/1997      5,977,375            5,977,375         0.1
                                                                           --------------      ---------------       ------
                                                                               58,785,555           58,785,555         0.6

                                          Total Short-Term Securities       1,366,996,653        1,366,996,653        13.4

Total Investments                                                          $6,664,374,671       10,243,686,855       100.1
                                                                           ==============
Liabilities in Excess of Other Assets                                                               (8,878,593)       (0.1)
                                                                                               ---------------       ------
Net Assets                                                                                     $10,234,808,262       100.0%
                                                                                               ===============       ======



 ++Non-income producing security.
  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                            Net Share     Net       Dividend
   Industry         Affiliate               Activity     Cost        Income

   Oil--            The British Petroleum
   International    Co. PLC (ADR)          1,051,448  $10,387,578  $4,277,982


   See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 1997
Assets:             Investments, at value
                    (identified cost--$6,664,374,671) (Note 1a)                                          $10,243,686,855
                    Cash                                                                                         593,210
                    Receivables:
                      Capital shares sold                                            $    17,428,136
                      Dividends                                                           13,290,322
                      Securities sold                                                      4,106,363          34,824,821
                                                                                     ---------------
                    Prepaid registration fees and other assets (Note 1d)                                         118,956
                                                                                                         ---------------
                    Total assets                                                                          10,279,223,842
                                                                                                         ---------------

Liabilities:        Payables:
                      Securities purchased                                                21,191,229
                      Capital shares redeemed                                             12,786,909
                      Distributor (Note 2)                                                 3,891,677
                      Investment adviser (Note 2)                                          3,447,783          41,317,598
                                                                                     ---------------
                    Accrued expenses and other liabilities                                                     3,097,982
                                                                                                         ---------------
                    Total liabilities                                                                         44,415,580
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $10,234,808,262
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 400,000,000
Consist of:         shares authorized                                                                    $    13,483,404
                    Class B Shares of Common Stock, $0.10 par value, 400,000,000
                    shares authorized                                                                         11,391,490
                    Class C Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                            949,107
                    Class D Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          2,433,938
                    Paid-in capital in excess of par                                                       6,190,633,026
                    Undistributed investment income--net                                                      85,980,268
                    Undistributed realized capital gains on investments--net                                 350,624,845
                    Unrealized appreciation on investments--net                                            3,579,312,184
                                                                                                         ---------------
                    Net assets                                                                           $10,234,808,262
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $4,921,834,270 and 134,834,035
                             shares outstanding                                                          $         36.50
                                                                                                         ===============
                    Class B--Based on net assets of $4,088,755,251 and 113,914,903
                             shares outstanding                                                          $         35.89
                                                                                                         ===============
                    Class C--Based on net assets of $337,827,530 and 9,491,071
                             shares outstanding                                                          $         35.59
                                                                                                         ===============
                    Class D--Based on net assets of $886,391,211 and 24,339,379
                             shares outstanding                                                          $         36.42
                                                                                                         ===============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended June 30, 1997
Investment          Dividends (net of $3,051,207 foreign withholding tax)                                $   196,265,642
Income              Interest and discount earned                                                              72,207,262
(Notes 1b & 1c):    Other                                                                                        311,318
                                                                                                         ---------------
                    Total income                                                                             268,784,222
                                                                                                         ---------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)      $    36,276,531
                    Investment advisory fees (Note 2)                                     35,001,183
                    Transfer agent fees--Class A (Note 2)                                  5,401,325
                    Transfer agent fees--Class B (Note 2)                                  5,385,563
                    Account maintenance and distribution fees--Class C (Note 2)            2,697,544
                    Account maintenance fees--Class D (Note 2)                             1,458,562
                    Transfer agent fees--Class D (Note 2)                                    751,328
                    Registration fees (Note 1d)                                              583,079
                    Accounting services (Note 2)                                             436,837
                    Transfer agent fees--Class C (Note 2)                                    429,189
                    Printing and shareholder reports                                         360,393
                    Custodian fees                                                           301,347
                    Professional fees                                                         88,016
                    Directors' fees and expenses                                              41,233
                    Pricing fees                                                                 439
                    Other                                                                     78,078
                                                                                     ---------------
                    Total expenses                                                                            89,290,647
                                                                                                         ---------------
                    Investment income--net                                                                   179,493,575
                                                                                                         ---------------

Realized &          Realized gain on investments--net                                                        465,029,995
Unrealized Gain on  Change in unrealized appreciation on investments--net                                  1,657,307,021
Investments--Net                                                                                         ---------------
(Notes 1c, 1e & 3): Net Increase in Net Assets Resulting from Operations                                 $ 2,301,830,591
                                                                                                         ===============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                  For the Year
                                                                                                 Ended June 30,
Increase (Decrease) in Net Assets:                                                          1997                1996
Operations:         Investment income--net                                           $   179,493,575     $   158,628,044
                    Realized gain on investments--net                                    465,029,995         327,014,797
                    Change in unrealized appreciation on investments--net              1,657,307,021         639,253,232
                                                                                     ---------------     ---------------
                    Net increase in net assets resulting from operations               2,301,830,591       1,124,896,073
                                                                                     ---------------     ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                           (100,659,426)        (83,171,240)
Shareholders          Class B                                                            (58,137,865)        (50,150,559)
(Note 1g):            Class C                                                             (4,393,794)         (2,265,975)
                      Class D                                                            (11,669,904)         (6,929,391)
                    Realized gain on investments--net:
                      Class A                                                           (170,767,565)        (63,214,864)
                      Class B                                                           (157,008,366)        (56,947,014)
                      Class C                                                            (10,983,674)         (2,332,735)
                      Class D                                                            (21,395,471)         (5,725,774)
                                                                                     ---------------     ---------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                   (535,016,065)       (270,737,552)
                                                                                     ---------------     ---------------
Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                   945,290,139       1,092,277,977
(Note 4):                                                                            ---------------     ---------------

Net Assets:         Total increase in net assets                                       2,712,104,665       1,946,436,498
                    Beginning of year                                                  7,522,703,597       5,576,267,099
                                                                                     ---------------     ---------------
                    End of year*                                                     $10,234,808,262     $ 7,522,703,597
                                                                                     ===============     ===============

                   *Undistributed investment income--net (Note 1h)                   $    85,980,268     $    82,449,679
                                                                                     ===============     ===============


                    See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                              Class A
                                                                          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                 1997++        1996           1995          1994          1993
Per Share           Net asset value,
Operating           beginning of year                $    30.22   $    26.44     $    23.17    $    23.31     $    20.57
Performance:                                         ----------   ----------     ----------    ----------     ----------
                    Investment income--net                  .81          .80            .74           .62            .71
                    Realized and unrealized gain
                    on investments and foreign
                    currency transactions--net             7.66         4.31           4.01           .67           3.03
                                                     ----------   ----------     ----------    ----------     ----------
                    Total from investment
                    operations                             8.47         5.11           4.75          1.29           3.74
                                                     ----------   ----------     ----------    ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net               (.80)        (.76)          (.69)         (.70)          (.64)
                      Realized gain on
                      investments--net                    (1.39)        (.57)          (.79)         (.73)          (.36)
                                                     ----------   ----------     ----------    ----------     ----------
                    Total dividends and
                    distributions                         (2.19)       (1.33)         (1.48)        (1.43)         (1.00)
                                                     ----------   ----------     ----------    ----------     ----------
                    Net asset value, end of year     $    36.50   $    30.22     $    26.44    $    23.17     $    23.31
                                                     ==========   ==========     ==========    ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                      29.95%       19.92%         21.67%         5.68%         19.03%
                                                     ==========   ==========     ==========    ==========     ==========

Ratios to Average   Expenses                               .55%         .56%           .59%          .53%           .54%
Net Assets:                                          ==========   ==========     ==========    ==========     ==========
                    Investment income--net                2.54%        2.88%          3.19%         2.76%          3.48%
                                                     ==========   ==========     ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                   $4,921,834   $3,587,558     $2,834,652    $2,272,983     $2,023,078
                                                     ==========   ==========     ==========    ==========     ==========
                    Portfolio turnover                   13.00%       13.94%         11.69%        21.79%         20.85%
                                                     ==========   ==========     ==========    ==========     ==========
                    Average commission
                    rate paid+++                     $    .0582   $    .0491             --            --             --
                                                     ==========   ==========     ==========    ==========     ==========

                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the year.
                 +++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchase and sales of equity securities.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                              Class B
                                                                          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                 1997++        1996           1995          1994          1993
Per Share           Net asset value,
Operating           beginning of year                $    29.76   $    26.08     $    22.87    $    23.04     $    20.35
Performance:                                         ----------   ----------     ----------    ----------     ----------
                    Investment income--net                  .48          .53            .53           .42            .53
                    Realized and unrealized gain
                    on investments and foreign
                    currency transactions--net             7.55         4.23           3.93           .62           2.96
                                                     ----------   ----------     ----------    ----------     ----------
                    Total from investment
                    operations                             8.03         4.76           4.46          1.04           3.49
                                                     ----------   ----------     ----------    ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net               (.51)        (.51)          (.46)         (.48)          (.44)
                      Realized gain on
                      investments--net                    (1.39)        (.57)          (.79)         (.73)          (.36)
                                                     ----------   ----------     ----------    ----------     ----------
                    Total dividends and
                    distributions                         (1.90)       (1.08)         (1.25)        (1.21)          (.80)
                                                     ----------   ----------     ----------    ----------     ----------
                    Net asset value, end of year     $    35.89   $    29.76     $    26.08    $    22.87     $    23.04
                                                     ==========   ==========     ==========    ==========     ==========
Total Investment    Based on net asset value
Return:*            per share                            28.61%       18.71%         20.45%         4.61%         17.81%
                                                     ==========   ==========     ==========    ==========     ==========

Ratios to Average   Expenses                              1.57%        1.58%          1.61%         1.55%          1.56%
Net Assets:                                          ==========   ==========     ==========    ==========     ==========
                    Investment income--net                1.53%        1.86%          2.16%         1.75%          2.47%
                                                     ==========   ==========     ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                   $4,088,755   $3,288,963     $2,464,248    $1,744,704     $1,383,935
                                                     ==========   ==========     ==========    ==========     ==========
                    Portfolio turnover                   13.00%       13.94%         11.69%        21.79%         20.85%
                                                     ==========   ==========     ==========    ==========     ==========
                    Average commission
                    rate paid+++                     $    .0582   $    .0491             --            --             --
                                                     ==========   ==========     ==========    ==========     ==========

                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the year.
                 +++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.




FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                 Class C                              Class D
                                                                           For the                              For the
The following per share data and ratios                                    Period                               Period
have been derived from information provided            For the Year        Oct. 21,        For the Year         Oct. 21,
in the financial statements.                              Ended          1994++++ to          Ended           1994++++ to
                                                         June 30,          June 30,          June 30,           June 30,
Increase (Decrease) in Net Asset Value:             1997++        1996       1995        1997++      1996         1995
Per Share           Net asset value,
Operating           beginning of period           $  29.56     $  25.98   $  22.92     $  30.16    $  26.41     $  23.19
Performance:                                      --------     --------   --------     --------    --------     --------
                    Investment income--net             .47          .55        .44          .73         .76          .50
                    Realized and unrealized
                    gain on investments and
                    foreign currency
                    transactions--net                 7.49         4.18       3.05         7.66        4.27         3.17
                                                  --------     --------   --------     --------    --------     --------
                    Total from investment
                    operations                        7.96         4.73       3.49         8.39        5.03         3.67
                                                  --------     --------   --------     --------    --------     --------
                    Less dividends and
                    distributions:
                      Investment income--net          (.54)        (.58)      (.33)        (.74)       (.71)        (.35)
                      Realized gain on
                      investments--net               (1.39)        (.57)      (.10)       (1.39)       (.57)        (.10)
                                                  --------     --------   --------     --------    --------     --------
                    Total dividends and
                    distributions                    (1.93)       (1.15)      (.43)       (2.13)      (1.28)        (.45)
                                                  --------     --------   --------     --------    --------     --------
                    Net asset value,
                    end of period                 $  35.59     $  29.56   $  25.98     $  36.42    $  30.16     $  26.41
                                                  ========     ========   ========     ========    ========     ========

Total Investment    Based on net asset value
Return: **          per share                       28.60%       18.69%     15.59%+++    29.65%      19.61%       16.23%+++
                                                  ========     ========   ========     ========    ========     ========

Ratios to Average   Expenses                         1.58%        1.59%      1.66%*        .80%        .81%         .87%*
Net Assets:                                       ========     ========   ========     ========    ========     ========
                    Investment income--net           1.51%        1.83%      2.09%*       2.28%       2.61%        2.88%*
                                                  ========     ========   ========     ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $337,828     $211,787   $ 74,334     $886,391    $434,396     $203,033
                                                  ========     ========   ========     ========    ========     ========
                    Portfolio turnover              13.00%       13.94%     11.69%       13.00%      13.94%       11.69%
                                                  ========     ========   ========     ========    ========     ========
                    Average commission
                    rate paid+++++                $  .0582     $  .0491         --     $  .0582    $  .0491           --
                                                  ========     ========   ========     ========    ========     ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Based on average shares outstanding during the year.
                ++++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be withheld on interest, dividends, and capital gains at various rates.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction) the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(f) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $1,101,997 have been reclassified from undistributed net investment income to undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's daily net assets at the following annual rates:
0.60% of the Fund's average daily net assets not exceeding $100 million; 0.50% of the Fund's average daily net assets in excess $100 million but not exceeding $200 million; and 0.40% of average daily net assets in excess of $200 million.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees, which are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account         Distribution
                         Maintenance Fee          Fee

Class B                       0.25%               0.75%
Class C                       0.25%               0.75%
Class D                       0.25%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               MLFD               MLPF&S

Class A                      $ 42,785           $  567,567
Class D                      $116,447           $1,719,925

For the year ended June 30, 1997, MLPF&S received contingent deferred sales charges of $4,711,398 and $94,100 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $73,432 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1997 were $1,589,248,795 and $949,631,024, respectively.

Net realized and unrealized gains as of June 30, 1997 were as follows:

                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments            $465,029,995  $3,579,312,184
                                 ------------  --------------
Total                            $465,029,995  $3,579,312,184
                                 ============  ==============

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,576,286,295, of which $3,650,447,585 related to appreciated securities and $74,161,290 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $6,667,400,560.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $945,290,139 and $1,092,277,977 for the years ended June 30,
1997 and June 30, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        37,081,337  $1,162,009,521
Shares issued to shareholders
in reinvestment of dividends
and distributions                   8,257,275     243,407,144
                                  -----------  --------------
Total issued                       45,338,612   1,405,416,665
Shares redeemed                   (29,216,897)   (932,986,327)
                                  -----------  --------------
Net increase                       16,121,715  $  472,430,338
                                  ===========  ==============

Class A Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                        23,070,207 $   665,661,352
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,785,871     131,186,394
                                  -----------  --------------
Total issued                       27,856,078     796,847,746
Shares redeemed                   (16,341,658)   (469,020,925)
                                  -----------  --------------
Net increase                       11,514,420  $  327,826,821
                                  ===========  ==============


Class B Shares for the
Year Ended                                          Dollar
June 30, 1997                         Shares        Amount

Shares sold                        26,759,273  $  836,475,969
Shares issued to shareholders
in reinvestment of dividends
and distributions                   6,603,697     191,804,853
                                  -----------  --------------
Total issued                       33,362,970   1,028,280,822
Automatic conversion of
shares                             (5,951,632)   (194,812,554)
Shares redeemed                   (24,018,657)   (750,923,397)
                                  -----------  --------------
Net increase                        3,392,681  $   82,544,871
                                  ===========  ==============


Class B Shares for the
Year Ended                                          Dollar
June 30, 1996                         Shares        Amount

Shares sold                        34,258,281  $  968,992,372
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,511,955      95,303,902
                                  -----------  --------------
Total issued                       37,770,236   1,064,296,274
Automatic conversion of
shares                             (1,370,936)    (38,128,704)
Shares redeemed                   (20,359,611)   (573,975,897)
                                  -----------  --------------
Net increase                       16,039,689  $  452,191,673
                                  ===========  ==============

Class C Shares for the
Year Ended                                          Dollar
June 30, 1997                         Shares        Amount

Shares sold                         4,511,986  $  139,349,120
Shares issued to shareholders
in reinvestment of dividends
and distributions                     485,970      14,024,176
                                  -----------  --------------
Total issued                        4,997,956     153,373,296
Shares redeemed                    (2,671,622)    (83,360,975)
                                  -----------  --------------
Net increase                        2,326,334  $   70,012,321
                                  ===========  ==============


Class C Shares for the
Year Ended                                          Dollar
June 30, 1996                         Shares        Amount

Shares sold                         6,142,278  $  173,460,878
Shares issued to shareholders
in reinvestment of dividends
and distributions                     153,247       4,142,044
                                  -----------  --------------
Total issued                        6,295,525     177,602,922
Shares redeemed                    (1,991,553)    (56,032,695)
                                  -----------  --------------
Net increase                        4,303,972  $  121,570,227
                                  ===========  ==============


Class D Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         7,052,734    $223,824,582
Automatic conversion of
shares                              5,871,627     194,812,554
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,008,878      29,701,013
                                  -----------    ------------
Total issued                       13,933,239     448,338,149
Shares redeemed                    (3,996,236)   (128,035,540)
                                  -----------    ------------
Net increase                        9,937,003    $320,302,609
                                  ===========    ============

Class D Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         7,412,646    $212,175,625
Automatic conversion of
shares                              1,355,250      38,128,704
Shares issued to shareholders
in reinvestment of dividends
and distributions                     412,739      11,332,508
                                  -----------    ------------
Total issued                        9,180,635     261,636,837
Shares redeemed                    (2,466,089)    (70,947,581)
                                  -----------    ------------
Net increase                        6,714,546    $190,689,256
                                  ===========    ============


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Basic Value Fund, Inc. as of June 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 4, 1997
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch Basic Value Fund, Inc. during its taxable year ended June 30, 1997:
                                                  Qualifying        Non-Qualifying       Total          Long-Term
                     Record         Payable        Ordinary           Ordinary          Ordinary         Capital
                      Date           Date           Income             Income            Income           Gains
Class A Shares:     8/13/96        8/21/96         $.322162           $.067398          $.389560         $.983101
                    12/10/96       12/18/96        $.377740           $.037275          $.415015         $.408543

Class B Shares:     8/13/96        8/21/96         $.204382           $.042758          $.247140         $.983101
                    12/10/96       12/18/96        $.238904           $.023575          $.262479         $.408543

Class C Shares:     8/13/96        8/21/96         $.223683           $.046795          $.270478         $.983101
                    12/10/96       12/18/96        $.245611           $.024237          $.269848         $.408543

Class D Shares:     8/13/96        8/21/96         $.295402           $.061799          $.357201         $.983101
                    12/10/96       12/18/96        $.345082           $.034053          $.379135         $.408543


The domestic qualifying ordinary income qualifies for the dividends-received deduction for corporations.

Please retain this information for your records.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Paul M. Hoffmann, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863